UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “2022 Annual Meeting”) of Continental Resources, Inc. (the “Company”) held on May 19, 2022, the Company’s shareholders, upon recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2022 Long-Term Incentive Plan (the “2022 Plan”). As a result of the 2022 Plan being approved and adopted by shareholders at the 2022 Annual Meeting, no further awards will be made under the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”); however, restricted stock awards granted under the 2013 Plan prior to shareholder approval of the 2022 Plan will remain outstanding in accordance with their terms. The 2022 Plan is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A for the 2022 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2022 (the “Proxy Statement”), and the full text of the 2022 Plan is filed as Exhibit 10.1 to this Report on Form 8-K. The forms of Restricted Stock Award Agreements for employees and non-employee directors approved by the Board to be used in connection with restricted stock awards granted under the 2022 Plan are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Continental Resources, Inc. 2022 Long-Term Incentive Plan

10.2	Form of Employee Restricted Stock Award Agreement under the Continental Resources, Inc. 2022 Long-Term Incentive Plan

10.3	Form of Non-Employee Director Restricted Stock Award Agreement under the Continental Resources, Inc. 2022 Long-Term Incentive Plan

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: May 19, 2022

	By:	/s/ John D. Hart
John D. Hart
Chief Financial Officer and Executive Vice President of Strategic Planning